CHAR1\1899856v4 REDEMPTION AGREEMENT THIS REDEMPTION AGREEMENT (the “Agreement”) is made as of the 13th day of May, 2022 by and between Monarch National Insurance Company, a Florida corporation (the “Company”), and FedNat Insurance Company, a Florida corporation (the “Holder”). Capitalized terms used but not defined herein have the meaning given in that certain Master Restructure Agreement of even date herewith by and among MNIC, the Holder and the other parties thereto (the “Restructure Agreement”). RECITALS: WHEREAS, Holder currently owns 300,000 shares of the issued and outstanding common s tock of MNIC, par value $10.00 (the “Redeemed Stock”); and WHEREAS, as agreed in the Restructure Agreement, MNIC will redeem (the “Redemption”) all of the Redeemed Stock, pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions herein contained, the parties hereto agree as follows: Section 1. Redemption. Subject to the terms and conditions contained herein, effective as of the Redemption Closing, MNIC purchases and redeems from the Holder, and the Holder sells and transfers to MNIC, the Redeemed Stock. The redemption price (the “Redemption Price”) to be paid to the Holder for the Redeemed Stock is that amount equal to 15% of the value of the surplus of MNIC at Closing as agreed by the parties in accordance with the Hale Investment & Subscription Agreement . The Redemption Price shall be paid in the manner set forth in Section 3 below. Section 2. Closing. The closing of the transaction (the “Redemption Closing”) contemplated by this Agreement shall occur on the Closing Date (as defined in the Restructure Agreement), remotely via electronic exchange of documents and signatures. The time at which the Redemption Closing occurs shall be 12:02 a.m. Eastern Time on the Closing Date (the “Effective Time”). Section 3. Redemption Closing Deliveries; Transaction Closing. (a) The Holder covenants and agrees, at or prior to the Closing, to deliver to MNIC the stock certificate evidencing the Redeemed Stock or to execute a lost stock affidavit in form mutually agreeable to MNIC and the Holder indicating the Holder’s failure to locate such certificate and its release of all claims in connection with such certificate and the Redeemed Stock upon receipt of the Redemption Note (as defined below). At the Redemption Closing, MNIC shall deliver to Holder a Redemption Note in amount equal to the Redemption Price in the form attached hereto as Exhibit A (the “Redemption Note”). (b) As outlined by the Restructure Agreement, MNIC is entering into a series of transactions whereby it shall receive additional capital from the Hale Investors and either the Holder or FNHC, assume certain policies of FNIC and amend its Articles of Incorporation and Bylaws and certain Affiliate Service Agreements. The Stock Certificate shall be cancelled on the date of the Closing, effective as of the Effective Time. (c) Notwithstanding the foregoing, in the event that that the Closing has not occurred by July 31, 2022, (i) MNIC shall return the Stock Certificate to the Holder, (ii) the Redemption Note shall never become effective, and (iii) the provisions of this Agreement, including without

CHAR1\1899856v4 2 limitation, the intended effects of the Redemption Transaction described in Section 4 of this Agreement shall be null and void and will have no force or effect. Section 4. Redemption Effect; Termination of Stockholder Rights. The parties acknowledge and agree that from and after the Effective Time, Holder shall no longer have any of the rights of a stockholder of MNIC based upon ownership of the Redeemed Stock, including without limitation the right to vote, except the right to receive payment for the Redeemed Stock as provided in Section 3 above. The parties acknowledge and agree that any payments under this Agreement will be reported to the Holder as required by applicable law. Section 5. Representations and Warranties of the Holder. Holder hereby represents and warrants to MNIC and its successors and assigns as of the date hereof and as of the Redemption Clos ing that: (a) it has all requisite right, power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby; (b) this Agreement has been duly authorized and has been executed and delivered by Holder and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof; (c) the execution and delivery of this Agreement by the Holder and the consummation of the transactions contemplated hereby will not breach, violate or cause a default under or conflict with, as applicable, any contract, agreement, instrument, order, injunction or decree to which it is a party or otherwise bound or any applicable law; (d) the Holder has good, valid, marketable, legal and beneficial title to the Redeemed Stock free and clear of Liens (as defined below); and (e) title to the Redeemed Stock shall duly transfer and vest in MNIC at the Effec tive Time, free and clear of all liens, encumbrances, charges, equities, pledges, options, warrants and other rights or claims of third parties (collectively, “Liens”), but subject to the terms and conditions herein. Holder hereby affirms the representations and warranties given in Section 2.1 of the Restructure Agreement and the release provided to MNIC in Section 4.1 of the Restructure Agreement. Section 6. Advice of Counsel. The Holder has carefully read the provisions of this Agreement, has reviewed such provisions with its attorneys, has consulted its attorneys regarding its rights and obligations under this Agreement, has had ample and sufficient opportunity to consider the terms of this Agreement without duress or coercion, understands and freely accepts all o f the terms and conditions of this Agreement, knowingly and voluntarily enters into this Agreement in reliance wholly upon his respective judgment, belief and knowledge and this Agreement has been entered into by him without reliance upon any statement from MNIC, any of its representatives or any other third party. Accordingly, the Holder forever waives all rights to assert that this Agreement was the result of a mistake in law or in fact or to assert that any or all of the legal theories or factual assumptions used for negotiating purposes are for any reason inaccurate or inappropriate.

CHAR1\1899856v4 3 Section 7. Counterparts. This Agreement may be executed simultaneously in tw o or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof and may be used in lieu of the original agreement for all purposes. Without limiting the foregoing, the words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement shall be deemed to include electronic signatures (e.g., through DocuSign© or other similar elec tronic e- signature application), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act. Section 8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 9. Assigns. This Agreement shall be binding upon and inure to the benefit of any and all successors and assigns of the parties hereto. This Agreement may not be ass igned by any party without the prior written consent of the other party hereto. Section 10. Merger Clause. This Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein and all prior or contemporaneous written or oral agreements with respect to the subject matter hereof are merged herein. Section 11. Amendments. No change, amendment, qualification or cancellation hereof shall be effective unless in writing and duly executed by each of the parties hereto. Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably submits to the jurisdiction of the courts of the State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such c ourt, that the venue thereof may not be appropriate, that such suit, action or proceeding is improper or that this Agreement or any of the documents referred to in this Agreement may not be enforced in or by said courts, and each party hereto irrevocably agrees that all claims with respect to such suit, action or proceeding may be heard and determined in such a Florida state or federal court. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

REDEMPTION AGREEMENT IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written. MNIC: MONARCH NATIONAL INSURANCE COMPANY By: /s/ Michael Braun Name: Michael Braun Title: President HOLDER: FEDNAT INSURANCE COMPANY By: /s/ Michael Braun Name: Michael Braun Title: President

CHAR1\1899856v4 EXHIBIT A Redemption Note Omitted pursuant to Item 601(a)(5) of Regulation S-K.